Rate Sheet Prospectus Supplement Dated August 16, 2021
To The Prospectus Dated August 16, 2021 For

JACKSON RETIREMENT INVESTMENT ANNUITYSM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges and GAWA percentage (collectively referred to as the “rates”) for the Jackson +Protect Guaranteed Minimum Withdrawal Benefit (“GMWB”) and the Return of Premium Guaranteed Minimum Death Benefit (“GMDB”). This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, “ACCESS TO YOUR MONEY”, and “DEATH BENEFIT” sections in the prospectus.

The rates below apply for applications signed on or after August 16, 2021.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The GAWA percentage and the current annual charges during the Deferral and Withdrawal Periods for the Jackson +Protect GMWB add-on benefit are:

Add-On Benefit Name	GAWA%	Current Annual Charge
		Deferral Period	Withdrawal Period
Jackson +Protect GMWB	4.00%	0.30%	0.75%

The current annual charge for the Return of Premium GMDB add-on benefit is:

Add-on Benefit Name	Current Annual Charge
Return of Premium GMDB	0.20%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[3]	0.75%[3]

3.    The minimum fee reflects an annualized percentage of Contract Value. The maximum fee reflects an annualized percentage of the GWB.

In order for you to receive the rates disclosed in this Supplement, your application must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. Once your Contract is issued with the add-on benefit, the rates disclosed in this Supplement will not change as long as you own the add-on benefit.

Subject to the timing requirements stated above, if the rates that we are currently offering on the day your Contract is issued are more beneficial to you than the rates we were offering on the date you signed your application, you will receive the more beneficial set of rates. For example, if the current annual charges we are currently offering on the day your Contract is issued are higher than the charges we were offering on the date you signed your application, your Contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your Contract is issued are lower than the charges we were offering on the date you signed your application, you will receive the lower set of rates, subject to meeting the timing requirements above.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable rates in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the rates applicable to your add-on benefits, or contact our Service Center.

All Rate Sheet Prospectus Supplements are available by contacting our Service Center at 1-800-644-4565, and are also available at www.jackson.com/product-literature-3.html.
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To be used with JMV25288 08/21

JFV100212 08/21